                                                                    EXHIBIT 10.3




                                     LEASE

                                    BETWEEN

                       INDUSTRIAL DEVELOPMENT ASSOCIATES
                                      AND

                                ALPHABET, INC.

                      Carolina Central Industrial Center

                            Mebane, North Carolina

                       INDUSTRIAL DEVELOPMENT ASSOCIATES

                               LEASE SUMMARY FORM

                                                             Date: June 11, 1985

TENANT:         MCR, INC.
       -------------------------------------------------------------------------

UNIT LEASED:   Building I 1400 Dogwood,  Square Feet:   50,998
            -----------------------------            --------------------------
LEASE DATE:    October 28, 1978
           ------------------------------

EFFECTIVE DATE:  March 31, 1979         ADJUSTMENT DATE:  October 28, 2003
               -------------------------                -----------------------

SECURITY DEPOSIT:  $7,863.00
                   -----------------------

TENANT IMPROVEMENTS BY LANDLORD:                  COST:
                                ---------------        ------------------------

ORIGINAL TERM: 25 years               RENEWALS:  3 addl. terms at 5 years each
              -----------------------          --------------------------------

BASIC RENT:1st Yr. 1983=$11,360/mo. 2nd Yr. 1984= $11,701/mo.
           ------------------------ -------------------------
3rd Yr.1985=$12,500/mo 4th Yr. 3% CPI (for utilities) 5th Yr. 3% CPI
---------------------- ------------------------------ ---------------

RENEWAL RENT BASE: 1st:                       , 2nd:
                       -----------------------
ADDITIONAL RENT:

  UTILITIES:      Landlord pays utilities
               --------------------------------------
  OPERATING PASS THRU:    Insurance and taxes
                    ----------------------------------
  C.P.I.: 3% annual
          -----------------------------------------
  OTHER: Pro rata share of common area
         ------------------------------------------

PARKING:        Included
        ------------------------------------------------

FIRST RIGHT OF REFUSAL:
                         ---------------------------------

OTHER:   Renewal notice 180 days prior to term. (10/28/03
       -------------------------------------------------------------------------
       -------------------------------------------------------------------------
       -------------------------------------------------------------------------

COMMENTS:       Original Rent $7,863.00  $1.85 sq.ft.
         ----------------------------------------------------------------------
                 1985 approx. $2.85 sq.ft./Landlord pays utilities
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RENEWAL DATE:  October 28, 2003             EXERCISED:
              -------------------                         ----------------------

LEASE EXPIRATION DATE:  October 28, 2028
                      -----------------------------------------
(Including renewals)

                               TABLE OF CONTENTS
                                                                           Page


ARTICLE I
   Premises and Construction
   -------------------------
Section 1.1.    Premises .................................................. 1
Section 1.2.    Construction of Improvements .............................. 1
Section 1.3.    Work to Be Performed by
                Landlord for Tenant at
                Tenant's Expense .......................................... 2

                                  ARTICLE II
   Lease Term
   ----------
Section 2.1.    Term ...................................................... 3
Section 2.2.    Renewal Option ............................................ 4


                                  ARTICLE III

   Rent
   ----
Section 3.1.    Annual Rent ............................................... 5
Section 3.2.    Impositions ............................................... 5
Section 3.3.    Utilities ................................................. 6
Section 3.4.    Expenses .................................................. 6
Section 3.5.    Security Deposit .......................................... 7

                                  ARTICLE IV
   Occupancy
   ---------
Section 4.1.    Quiet Enjoyment ........................................... 7
Section 4.2.    Use of Premises ........................................... 8
Section 4.3.    Compliance with Law ....................................... 8
Section 4.4.    Covenants ................................................. 8

                                                                           Page

                                   ARTICLE V

    Transfers
    ---------
Section 5.1.    Subletting ................................................. 9

                                  ARTICLE VI
    Parking
    -------
Section 6.1.    Parking .................................................... 9

                                  ARTICLE VII

    Maintenance, Alterations
    ------------------------
    and Additional Space
    ---------------------
Section 7.1.    Maintenance and Repair .................................... 10
Section 7.2.    Common Area Maintenance. .  . ............................. 11
Section 7.3.    Alterations by Tenant ..................................... 11

                                 ARTICLE VIII


    Surrender of Leased Premises
    ----------------------------
Section 8.1.    Surrender ................................................. 12
Section 8.2.    Tenant Equipment Excepted ................................. 12

                                  ARTICLE IX

    Mechanic's Liens
    ----------------
Section 9.1.    Mechanic's Liens .......................................... 13

                                   ARTICLE X

    Insurance and Indemnity
    -----------------------
Section 10.1.   Casualty Insurance ........................................ 13
Section 10.2.   Indemnity ................................................. 14
Section 10.3.   Public Liability Insurance ................................ 15
Section 10.4.   Revision of Insurance
                Coverage .................................................. 15

                                                                           Page

                                  ARTICLE XI

    Eminent Domain
    --------------
Section 11.1.   Total Taking ............................................  16
Section 11.2.   Partial Taking ..........................................  16
Section 11.3.   Damages .................................................  17
Section 11.4.   Rent ....................................................  17

                                  ARTICLE XII


    Damage and Destruction
    ----------------------
Section 12.1.   Restoration of Damaged
                or Destroyed Leased
                Premises ................................................  17
Section 12.2.   No Abatement ............................................  18


                                 ARTICLE XIII

    Default by Tenant
    -----------------
Section 13.1.   Tenant's Default ........................................  18
Section 13.2.   Remedies Not Exclusive;
                No Waiver ...............................................  21
Section 13.3.   Cure by Landlord ........................................  22

                                  ARTICLE XIV


    Bankruptcy
    ----------
Section 14.1.   Effect of Bankruptcy or
                Other Proceedings .......................................  22

                                                                           Page
                                  ARTICLE XV
    Miscellaneous
    -------------
Section 15.1.   Recording .................................................. 23
Section 15.2.   Estoppel Certificates ...................................... 23
Section 15.3.   Right to Enter ............................................. 24
Section 15.4.   Conditions and Termination ................................. 24
Section 15.5.   Laws of North Carolina ..................................... 25
Section 15.6.   Severability ............................................... 25
Section 15.7.   Headings ................................................... 25
Section 15.8.   Notices .................................................... 25
Section 15.9.   Force Majeure .............................................. 25
Section 15.10.  Successors ................................................. 26
Section 15.11.  Subordination .............................................. 26
Section 15.12.  Assignment of Landlord's
                Interest ................................................... 26
Section 15.13.  Transfer by Landlord ....................................... 26
Section 15.14.  Time of Essence ............................................ 27

                      CAROLINA CENTRAL INDUSTRIAL CENTER

                                     LEASE


   THIS AGREEMENT OF LEASE is made as of this 24th day of October, 1978, by and between INDUSTRIAL DEVELOPMENT ASSOCIATES, a Maryland limited partnership, having a place of business c/o MSC Corporation at 21 West Road, Towson, Maryland 21204 ("Landlord"), as landlord, and ALPHABET, INC.
   , a     Ohio    corporation having a place of business
at P. O. Box 308, Orwell, Ohio 44076 ("Tenant"), as tenant.

                                   Article I
                                   ---------

                           Premises and Construction
                           -------------------------

   1.1. PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the premises described in Exhibit A to this Lease consisting of approximately 50,998 square feet of space (the "Leased Premises") in the building constructed or to be constructed (the "Building") on the property described in Exhibit B to this Lease (the "Property") located at the Carolina Central Industrial Center, Mebane, Alamance County, North Carolina, together with necessary access, parking and utility easements to serve the Leased Premises, upon the terms and conditions stated in this Lease.

   1.2. CONSTRUCTION OF IMPROVEMENTS. Landlord intends to construct or has constructed on the Property the Building described in the plans and specifications referred to in Exhibit C to this Lease (the "Landlord's Plans"). Landlord expects to complete construction of the Building and the Leased Premises on or before March 31, 1979 in a manner ready for Tenant to install Tenant's own improvements.

   1.3. WORK TO BE PERFORMED BY LANDLORD FOR TENANT AT TENANT'S EXPENSE. Landlord, at Tenant's cost and expense shall perform and complete such work on the interior of the Leased Premises as set forth in the plans and specifications for Tenant's improvements ("Tenant's Plans") attached as Exhibit D to this Lease. Tenant's Plans shall include, but shall not be limited to, all necessary partitions, interior walls, interior doors, acoustical ceilings, lights, switches, wiring, exterior and interior wall finishes, finished floors, sinks, toilets, and installation of all fixtures and equipment necessary for the completion of first-class office and manufacturing facilities suitable for Tenant's needs. Upon submission of a bill therefor from Landlord, Tenant shall pay Landlord the costs of all work performed by Landlord pursuant to this
Section 1.3.

   During the period Landlord is performing work on the Leased Premises pursuant to Section 1.2 and this Section 1.3, Tenant shall have the right to enter upon the Leased Premises to install its fixtures, equipment, and other property so long as Tenant does not interfere with Landlord in the performance of Landlord's work.

   Upon completion of construction as set forth in Section 1.2 and in this
Section 1.3, Landlord shall deliver to Tenant (a) a certificate of completion by the architect who supervised the construction, which shall state that all work performed by Landlord has been completed in accordance with Landlord's Plans and Tenant's Plans and (b) a certificate of occupancy or any equivalent permit or certificate which may be required by any governmental authority prior to the commencement of business on the Leased Premises.

   Landlord shall notify Tenant in writing as soon as the Leased Premises are substantially completed in accordance with Landlord's Plans and Tenant's Plans and ready for Tenant to take occupancy. Taking of possession by Tenant shall be deemed to establish that the Building on the Property is completed in accordance with Landlord's Plans and Tenant's Plans and that the Leased Premises are in good and satisfactory condition as of and when possession is taken, except for punch list items for the Leased Premises specified by the parties at the time Tenant takes possession and for faulty materials or workmanship warranted by Landlord. Landlord hereby warrants the materials and workmanship for the work performed by Landlord for a period of one year commencing on the date Tenant takes possession of the Leased Premises to install Tenant's improvements, provided that Tenant gives Landlord written notice of any defect promptly as it appears and within such one-year period.


                                  ARTICLE II
                                  ----------

                                  Lease Term
                                  ----------

   2.1. TERM. The term of this Lease shall begin on the Commencement Date and shall end on the last day of the month in which the twenty-fifth (25th) annual anniversary of the Commencement Date shall occur, unless sooner terminated as provided in this Lease (such term as it may be extended pursuant to this Lease is called the "Term"). "Commencement Date" shall be the date that Landlord gives notice to Tenant pursuant to Section 1.3 that Tenant may take possession of the Leased Premises.

   If the Commencement Date falls on the first day of a calendar month, the twenty five year Term shall begin to run (25) from that date. If that date falls on other than the first day of a month, the Term shall commence on the first day of the month next following. Upon the request of Landlord, Tenant shall execute a written agreement, in recordable form if requested, acknowledging the Commencement Date of the Term.

   2.2. RENEWAL OPTION. Provided that this Lease shall be in good standing and in full force and effect and shall not theretofore have been terminated and that Tenant shall not be in default under any of the terms or conditions of this Lease, Tenant shall have the option to renew this Lease for three (3) additional terms of five (5) years each by notifying Landlord of Tenant's election not less than one hundred eighty (180) days before the expiration of the initial twenty-five (25) year term of this Lease or the immediately preceding renewal term, as the case may be. Each such renewal shall be on the same terms and conditions set forth in this Lease, except (a) that the annual rent payable during the first renewal term of this Lease shall be the sum of Ninety-four thousand three hundred forty-six Dollars ($94,346.00 ) multiplied by a fraction the numerator of which shall be the 1978 Revised Consumer Price Index for Urban Wage Earners and Clerical Workers (1967=100) issued by the Bureau of Labor Statistics of the United States Department of Labor (or the most nearly comparable successor index) (the "Index") as of the last day of the initial twenty-five (25) year term and the denominator of which shall be the Index as of the date of this Lease, and (b) that the annual rent payable during the second renewal term of this Lease shall be the amount of annual rent calculated in subsection 2.2(a) multiplied by a fraction the numerator of which shall be the Index as of the last day of the first renewal term and the denominator of which shall be the Index as of the first day of the first renewal term. Rent shall be payable in monthly installments of one-twelfth (1/12th) of the annual rent, in advance, on the first day of each and every month during such extended Term. The annual rent shall not be adjusted, however, below Ninety-four thousand three hundred forty-six -- Dollars
($94,346.00) for either renewal period.


                                  ARTICLE III
                                  -----------

                                     Rent
                                     ----

   3.1. ANNUAL RENT. Beginning on the Commencement Date, or on the first day of the month next following if the Commencement Date falls on other than the first day of a month, Tenant shall pay to Landlord annual rent of Ninety-four thousand three hundred forty-six - Dollars ($94,346.00), payable to Landlord in equal monthly installments at the rate of Seven thousand eight hundred sixty-three Dollars ($7,663.00), without demand or set-off, in legal tender, and in advance on the first day of each and every month in each year during the Term. If the Commencement Date shall fall on a day other than the first day of a calendar month, then Tenant shall pay to Landlord for the month in which the Commencement Date shall occur an additional rental of an amount calculated by prorating the monthly rent payment. Tenant shall make all rental payments to
Landlord c/o     , attention: Richard Bechtold or at such other address
designated by Landlord.

   3.2. IMPOSITIONS. If the annual real estate or other taxes and special assessments imposed on or with respect to the land and improvements on the assessed unit of which the Leased Premises are a part (including, without limitation, front foot or benefit assessments for sewerage, water, or paving and any rent or occupancy tax which may be imposed) (collectively the "Impositions") for any tax year during the term of this Lease shall exceed the amount of such taxes and assessments for the first full tax assessment year commencing after the sixth
(6th) calendar month after the Commencement Date, then Tenant shall pay Landlord, upon receipt of a bill therefor from Landlord, as part of additional rent for the Leased Premises, the amount of such excess. Tenant shall not be obligated to pay any installment of any special assessment levied or assessed during the Term but not due until after termination of this Lease. Impositions shall be based on a square foot proportional basis as to any assessed unit of which the Leased Premises are a part.

   Unless otherwise required by Landlord, Tenant shall pay its share of Impositions directly to the Landlord. Upon the request of Tenant, the Landlord shall deliver copies of Imposition bills and notices to Tenant following their receipt by Landlord.

   3.3. UTILITIES. Beginning on the date Landlord gives notice to Tenant that Tenant may take possession of the Leased Premises, Tenant shall pay when due, as part of additional rent, all charges for gas, electricity, water, sewer, telephone, and all other utilities used or consumed at the Leased Premises. Landlord shall provide that gas, electricity, and water be separately metered for the Leased Premises. Tenant shall pay all such bills directly to the billing entity, and, upon request of Landlord, shall forward to Landlord a receipt or other appropriate evidence that all such bills are paid.

   3.4. EXPENSES. Unless expressly otherwise provided in this Lease, Tenant shall pay all costs, expenses and obligations of every kind relating to the Leased Premises which may arise during the Term except (a) municipal, state or federal income taxes or estate, succession, inheritance or gift taxes, or corporation franchise taxes assessed against Landlord, (b) costs, expenses, and obligations incurred by Landlord in connection with the sale or mortgaging of the Leased Premises, and (c) costs of maintenance and repairs for which Landlord is responsible under the terms of this Lease.

   3.5. SECURITY DEPOSIT. Tenant shall pay to Landlord upon the execution of this Lease the amount of Seven thousand eight hundred sixty-three Dollars ($7,863.00) as a security deposit for the faithful performance by Tenant of all the terms and covenants of this Lease. If any amount owed by Tenant to Landlord as rent, additional rent or otherwise shall be in arrears, Landlord may apply the security deposit toward such obligation and Tenant agrees to re-establish the full amount of security deposit by paying such additional amount along with the next monthly installment of rent. Provided Tenant shall not be in default under this Lease, Landlord shall return the security deposit to Tenant upon the termination of this Lease, less all costs incurred by Landlord in correcting or satisfying any default by Tenant under this Lease or in returning the Leased Premises to the same condition as existed at the time Tenant took possession of the Leased Premises, reasonable wear and tear excepted. No right or remedy available to Landlord under this Section 3.5 shall be deemed to preclude any other right or remedy to which Landlord might otherwise be entitled by this Lease or law.


                                  ARTICLE IV
                                  ----------

                                   Occupancy
                                   ---------

   4.1. QUIET ENJOYMENT. Upon payment of the rent as required under this Lease and performance by Tenant of all of the covenants and provisions of this Lease to be performed by

Tenant, Tenant shall have during the Lease Term peaceful and quiet use and possession of the Leased Premises without hindrance on the part of Landlord.

   4.2. USE OF PREMISES. Tenant may use the Leased Premises only for the purpose of

   4.3. COMPLIANCE WITH LAW. Tenant shall at all times during the Term, at its own expense, conform to and comply with all laws, regulations, orders and other governmental requirements, or requirements of the Board of Fire Underwriters, now or hereafter in force, affecting the use or occupancy of all or any part of the Leased Premises. At all times during the Term and for any period that Tenant enters the Leased Premises prior to the Commencement Date to make its installations, Tenant indemnifies Landlord against and agrees to save Landlord harmless from all expenses, liability, and penalty, imposed or incurred for or because of any violation of any law, regulation, order or other governmental requirement occasioned by the neglect or omission, or willful act of Tenant, its customers, employees, visitors, or invitees, independent contractors, or any person on the Leased Premises by permission or holding under Tenant unless such violation results solely from an act or omission on the part of Landlord or an agent or employee of Landlord. Following notice to Landlord, Tenant, by appropriate proceedings conducted with due diligence at Tenant's expense in Tenant's name, may contest in good faith the validity or enforcement of any applicable governmental requirement provided that Landlord is not subjected to any fine or penalty.

   4.4 COVENANTS. At all times during the Term, Tenant shall comply with, perform, and be bound by, all the terms, provisions, conditions, restrictions, and covenants set forth in the covenants with respect to the Carolina Central Industrial Center recorded, or intended to be recorded, among the land records of Alamance County, North Carolina (the "Covenants") substantially in the form attached as Exhibit
E to this Lease. For the purposes of this Lease, the word "Developer" as used in the Covenants shall be deemed to mean the Landlord, and the words "Owner" and "lot owner" as used in the Covenants shall be deemed to mean the Tenant provided, however, that Tenant shall not be deemed an owner for purposes of the Article of the Covenants entitled "Duration and Modification of Restrictions"; and, provided further, that no amendment or revocation of the Covenants shall serve to reduce or revoke Tenant's obligation to Landlord to perform and be bound by the Covenants as set forth in Exhibit E without Landlord's written agreement to the contrary delivered to Tenant.


                                   ARTICLE V
                                   ---------

                                   Transfers
                                   ---------

   5.1. SUBLETTING. Tenant shall not have the right to sublet the Leased Premises, or any portion thereof, or to assign Tenant's interest in this Lease, or any portion thereof, without the prior consent of Landlord. Subletting or assignment shall not relieve Tenant of its obligations to Landlord under this Lease.


                                  ARTICLE VI

                                    Parking
                                    -------

   6.1. PARKING. Subject to such reasonable rules, regulations, or conditions as Landlord may impose, Tenant shall be entitled to the non-exclusive use in common with others of automobile parking areas, driveways, access roads, footways, and loading facilities as may be constructed by

Landlord for the common use by other tenants of the Building.


                                  ARTICLE VII

                          Maintenance and Alterations
                          ---------------------------

   7.1. MAINTENANCE AND REPAIR. Except as provided in this Section 7.1 and except as provided in Section 1.2, Tenant at its sole cost and expense, at all times during the Term, shall maintain and keep in an orderly condition and in a good state of repair the Leased Premises and every part thereof, including, but not by way of limitation, all interior walls, windows, roof, plumbing and sewerage facilities, air-conditioning system, heating system, electrical facilities and equipment, exterior lighting, and all other fixtures, equipment and appliances of every kind and nature, reasonable use and wear thereof excepted, provided, however, that if any part of the Building of which the Leased Premises are a part is leased by Landlord to one or more entities other than Tenant, Landlord, provided Landlord is given written notice of the necessity therefor, shall perform all such maintenance and repair with respect to such Building except those items which relate solely to the interior of the Leased Premises and other interior parts of the Building leased to other tenants. Landlord shall charge the cost therefor to Tenant and to such other tenants, and shall apportion such cost according to a square foot proportional basis as each area so leased to Tenant or other tenants bears to the total area of the Building. Tenant shall pay such charge as additional rent upon receipt of a bill therefor from Landlord. The cost of maintenance and repair shall include all costs allocable to such maintenance and repair in accordance with generally accepted accounting principles.

   Landlord shall maintain all exterior walls, foundations, and structural parts of the Building of which the

Leased Premises are a part. Tenant waives all right to make repairs at the expense of Landlord as provided by any provision of law now or hereafter in effect. Except as expressly provided in this Lease, Landlord shall not be called upon or obligated to make or pay for any repairs, replacements, restorations, improvements, alterations, or additions whatsoever in or about the Leased Premises.

   7.2 COMMON AREA MAINTENANCE. For each year during the Term and all renewal periods, Tenant shall pay as additional rent upon receipt of a bill therefor from Landlord, a common area maintenance charge representing Tenant's proportionate share of the cost to Landlord of operating, maintaining, repairing and replacing the parking areas and exterior grounds in and around the Property of which the Leased Premises are a part. Such charge shall be for repair of the parking areas and for keeping them clear of snow, debris, and other rubbish and for maintenance of all exterior grounds, grass, landscaping and related areas. Tenant's proportionate share shall be the amount determined by multiplying the total annual expense to the Landlord for so maintaining the parking areas and exterior grounds by a fraction, the numerator of which is _________, representing the number of square feet of the Leased Premises, and the denominator of which shall be the floor area of the other buildings on the Property of which the Leased Premises are a part. The cost of maintenance shall include all costs and expenses of operating, maintaining, repairing and replacing such areas allocable thereto in accordance with generally accepted accounting principles.

   7.3. ALTERATIONS BY TENANT. Tenant, without the prior written consent of Landlord, shall not make any interior alterations, structural alterations, changes to the exterior appearance of the Leased Premises, additions, or other improvements to the Leased Premises, except for maintenance and repair required of Tenant.


                                 ARTICLE VIII

                         Surrender of Leased Premises
                         ----------------------------

   8.1. SURRENDER. Upon termination of the Term, or any earlier termination of this Lease, Tenant shall surrender to Landlord the Leased Premises, including all alterations, improvements and other additions, in good order and repair, reasonable wear and tear excepted.

   8.2. TENANT EQUIPMENT EXCEPTED. If Tenant is not in default under this Lease, Tenant shall be entitled to (or, at Landlord's request, must) remove from the Leased Premises at the end of the Term Tenant's office, trade and manufacturing fixtures, furniture, equipment and signs, which Tenant has installed on the Leased Premises prior to or during the Term at the cost of Tenant and which are not an integral part or necessary to the operation of the Leased Premises as are plumbing, heating, ventilating, air-conditioning, and other similar equipment. Tenant shall at its own cost and expense repair any and all damage to the Leased Premises resulting from or caused by such removal, and shall restore the Leased Premises to good order and condition, reasonable wear and tear excepted. Tenant shall have thirty (30) days after termination of this Lease for any reason whatsoever to effect such removal, repair and restoration, except that no such fixtures or equipment placed on or in the Leased Premises by Tenant, and which remain the property of Tenant, may be removed at a time when Tenant is in default in payment of rent or any other money payable hereunder, or in the performance of any other covenant under this Lease.

                                  ARTICLE IX

                               Mechanic's Liens
                               ----------------

   9.1. MECHANIC'S LIENS. Prior to approving any construction on the Leased Premises by Tenant, Landlord shall have the right to require Tenant, or Tenant's contractor for such construction, to furnish a bond in an amount equal to the estimated cost of such construction with corporate surety approved by Landlord for (a) completion of such construction and (b) indemnifying Landlord and Tenant, as their interests may appear, against liens for labor and materials, which bond shall be furnished before any work is begun or any materials delivered. Landlord shall also have the right at any time before, during or after such construction to require Tenant to furnish such other assurances against mechanic's liens as may be reasonable including, but not limited to, releases of liens signed by all contractors, subcontractors and suppliers, and affidavits executed by Tenant, Tenant's contractor or architect, that all labor and materials theretofore furnished have been paid.


                                   ARTICLE X

                            Insurance and Indemnity
                            -----------------------

   10.1. CASUALTY INSURANCE. Beginning on the date of this Lease and continuing during the entire Term, Landlord, at its expense, shall keep the Building on the Leased Premises insured against loss or damage by fire, vandalism and other casualty to the extent now or hereafter covered under standard extended coverage, provided, however, that if the premiums for such insurance for any year during the Term exceed the amount of such premiums for the first full calendar year commencing after the Commencement Date, Tenant shall pay Landlord as additional rent upon receipt of a bill therefor from Landlord the amount of such excess. Such payment by Tenant shall be based on a square foot proportional basis as to the total area of any Building of which the Leased Premises are a part.

   Tenant shall at all times during the Term maintain at its own cost and expense such casualty insurance against loss, damage, or destruction to all signs, trade fixtures, improvements, equipment, furniture and other installations and property installed by Tenant on the Leased Premises, and shall, upon Landlord's request, provide Landlord with certificates of insurance evidencing that such policies are in force or copies of such policies.

   10.2. INDEMNITY. At all times after Tenant takes possession of the Leased Premises and for any period that Tenant enters the Leased Premises prior to the Commencement Date to make its installations, Tenant shall protect, indemnify, and save the Landlord harmless of, from and against any and all actions liabilities, damages, costs, expenses, fees, demands or claims of any nature whatsoever arising from (a) any work or thing done in or about the Leased Premises, and the improvements now or hereafter constructed thereon, or any part thereof, by Tenant or its agents or employees or independent contractors hired by Tenant, (b) injury to or death of persons or damage to property on the Leased Premises or the improvements now or hereafter constructed thereon, and (c) any negligent act or omission on the part of the Tenant, or its employees or invitees or independent contractors arising out of the occupancy or use of the Leased Premises and the improvements now or hereafter constructed thereon, except that Tenant shall not be required to save and hold Landlord harmless or to indemnify Landlord if the injury or loss is due to the negligence of the Landlord or its agents or employees.

   10.3. PUBLIC LIABILITY INSURANCE. During all periods of construction or reconstruction work performed by Tenant on the Leased Premises, Tenant, at its own expense, shall keep in force, by advance payments of premiums, workmen's compensation and builder's risk insurance reasonably acceptable to Landlord.

   Beginning on the date of commencement of Tenant's entry upon the Leased Premises and continuing during the entire Term, Tenant, at Tenant's expense, shall keep in force, by advance payments of premiums, public liability insurance in an amount of not less than three million dollars ($3,000,000.00) for personal injury or death and not less than two hundred thousand dollars ($200,000.00) for damage to property, insuring against any liability that may accrue on account of any occurrences in or about the Leased Premises or in consequence of Tenant's occupancy of the Leased Premises. Such insurance shall protect and indemnify not only against any and all such liability, but also against all loss, expense and damage of any and every sort and kind, including costs of investigation and attorney's fees and other costs of defense. All such insurance shall be with insurers approved by Landlord, and all policies shall name Landlord and Tenant as beneficiary as their respective interests may appear. Such policies shall provide that notwithstanding any act or negligence of Tenant which might otherwise result in a forfeiture, such policies shall not be cancelled without at least ten (10) days' prior written notice to each insured. Tenant shall furnish Landlord with a copy of all such policies or a certificate that such policies are in effect.

   10.4. REVISION OF INSURANCE COVERAGE. As of January 1, and January 1 of each fifth (5th) year thereafter, the parties shall review whether the insurance minimums stated in Section 10.3 provide for sound and prudent coverage in relation to liability risks as of each such date. As of each date, the parties shall mutually agree on appropriate liability insurance minimums. If within fifteen (15) days following each date the parties are unable to agree on liability insurance minimums, the Landlord may procure the required insurance and charge the cost thereof to Tenant as additional rent.

   Within thirty (30) days following establishment of any required adjustment, Tenant shall forward to Landlord certificates of insurance indicating that insurance in no less than the required adjustment amounts is in full force and effect.


                                  ARTICLE XI

                                Eminent Domain
                                --------------

   11.1. TOTAL TAKING. If the entire Leased Premises be taken under the power of eminent domain or by purchase in lieu thereof (herein together called "Eminent Domain"), this Lease shall terminate as of the date possession is taken.

   11.2. PARTIAL TAKING. If any portion of the Leased Premises shall be taken under the power of Eminent Domain, and the portion not so taken would not, in the reasonable judgment of Tenant which shall be communicated in writing to Landlord stating the reasons therefor within sixty (60) days following the date on which Tenant receives notice of the condemning authority's intention to take such property, be adequate for the continued operation of Tenant's business, either unrestored or restored, or if Landlord deems such restoration to be impractical, this Lease shall be deemed to have terminated as of the date of taking of possession. If this Lease is not terminated pursuant to this Section 11.2, Landlord, im-mediately following the taking, to the extent of condemnation proceeds made available to Landlord, shall proceed to restore such part of the Leased Premises as is not taken to as near the former condition of the original Leased Premises, less all signs, trade fixtures, improvements, furniture, and other installations and property installed by Tenant, as the circumstances will permit, and Tenant shall continue to pay rent in full and to utilize the Leased Premises for the operation of its business.

   11.3. DAMAGES. All damages awarded for any such taking under the power of Eminent Domain shall be paid to the Landlord, except for Tenant's fixtures and equipment used in operation of the Leased Premises.

   11.4. RENT. If this Lease is terminated as provided in this Article XI, all rent shall be paid up to the date that possession is taken by the condemning authority, and Landlord shall make a proportional refund to Tenant of any rent or other amounts paid by Tenant which are applicable to any period after that date and not yet earned.


                                  ARTICLE XII

                            Damage and Destruction.
                            -----------------------

   12.1. RESTORATION OF DAMAGED OR DESTROYED LEASED PREMISES. If the
Leased Premises, or any other portion of the Building, shall, through no fault of Tenant or Tenant's agents, servants, employees, customers, contractors, visitors or licensees, be damaged by fire, the elements, unavoidable accident or other casualty, but the Leased Premises are not thereby rendered untenantable, or are thereby rendered only partially untenantable, Landlord shall promptly at its own expense cause such damage to be repaired to the extent of insurance proceeds made available to Landlord. If by reason of such occurrence the Leased Premises shall be rendered wholly untenantable, Landlord shall promptly at its own expense cause such damage to be repaired, unless within sixty (60) days after such occurrence Landlord shall give Tenant written notice that it has elected not to reconstruct the destroyed premises in which event, this Lease and the tenancy hereby created shall cease as of the date of such occurrence, the rental to be adjusted as of such date. Any repair or reconstructions performed by Landlord pursuant to this Section shall not include any and all signs, trade fixtures, improvements, equipment, furniture, or other installations and property installed by Tenant. Such items shall be restored or replaced by Tenant at Tenant's sole cost and expense. All of the above notwithstanding, if Landlord, in its absolute discretion, shall desire, within a reasonable time after the occurrence of any such accident or casualty, (even though the Leased Premises may not have been affected by the same) to demolish the Building, then, upon written notice from Landlord to Tenant, this Lease shall terminate on a date to be specified in such notice, and all rent payable hereunder shall be adjusted as of the time of the occurrence of any such accident or casualty.

   12.2. NO ABATEMENT. Tenant shall not be entitled to any abatement or diminution of rent during any period because of any casualty damage. Tenant at all times shall maintain business interruption insurance with respect to the business operated on the Leased Premises and rent abatement insurance in such amounts as the Landlord shall reasonably request.


                                 ARTICLE XIII

                               Default by Tenant
                               -----------------

   13.1. TENANT'S DEFAULT. If Tenant (a) shall fail to pay any rent or other sum of money due hereunder within ten (10) days after receipt of written notice that such payment has not been made when due, (b) shall fail to perform any other of the terms, conditions, or covenants of this Lease to be observed or performed by Tenant for more than thirty (30) days after written notice of such default as shall have been mailed to Tenant, unless such default is of a nature that it cannot practically be cured within such thirty (30) day period and Tenant is proceeding with due diligence to cure such default, or (c) shall abandon the Leased Premises, then at Landlord's option and without limiting Landlord in the exercise of any other right or remedy Landlord may have in law or equity on account of such default, and without any further demand or notice, Landlord may

      (i) Re-enter the Leased Premises with or without process of law, take possession of all Improvements, additions, alterations, equipment and fixtures thereon, eject all parties in possession thereof therefrom, and, without terminating this Lease, at any time and from time to time relet the Leased Premises or any part or parts thereof for the account of Tenant or otherwise, receive and collect the rents therefor, applying the rents first to the payment of such expenses as Landlord may have paid, assumed or incurred in recovering possession of the Leased Premises, including costs, expenses and attorney's fees, and for placing the Leased Premises in good order and condition or preparing or altering the same for reletting, and all other expenses, commission and charges paid, assumed or incurred by Landlord in or in connection with reletting the Leased Premises, and then to the fulfillment of the covenants of Tenant. Any such reletting may be for the remainder of the Term of this Lease or for a longer or shorter period. Landlord may execute any lease made pursuant to the terms hereof either in Landlord's name or in the name of Tenant, as Landlord may see fit, and the subtenant therein shall be under no obligation whatsoever for the application by Landlord of any rent collected by Landlord from such subtenant to any and all sums, due and owing or which may become due and owing under the provisions of this Lease. Nor shall Tenant have any right or authority to collect any rent from subtenant. In any case and whether or not the Leased Premises or any part thereof be relet, Tenant shall pay to Landlord all sums required to be paid by Tenant up to the time of re-entry by Landlord. Thereafter Tenant, if required by Landlord, shall pay to Landlord, until the end of the Term of this Lease, the equivalent of the amount of all rent and other charges required to be paid by Tenant under the terms of this Lease, less the proceeds of such reletting during the Term of this Lease, if any, after payment of the expenses of Landlord. Such rent shall be due and payable on the several rent days herein specified, and Landlord need not wait until the termination of this Lease to recover any rent by legal action or otherwise. Re-entry by Landlord shall not constitute an election to terminate this Lease unless Landlord gives Tenant notice of Landlord's election to terminate.

      (ii) Declare this Lease at an end, reenter the Leased Premises with or without process of law, eject all parties in possession thereof therefrom and repossess and enjoy the Leased Premises together with all Improvements thereto, and Landlord shall thereupon be entitled to recover from Tenant the worth, at the time of such termination, of the amount of rent and charges equivalent to rent reserved in this Lease for the balance of the Term. For the purpose of this sub-paragraph (ii), all Impositions and contributions to expenses and other items paid by Tenant shall be projected over the term of the Lease at an average increase of such items as may have occurred since the date of this Lease to the date of default.

   13.2. REMEDIES NOT EXCLUSIVE; NO WAIVER. The remedies of Landlord set forth in this Lease are cumulative and are in addition to and not exclusive of any other remedy of Landlord herein given or which may be permitted by law, and if any breach or threatened breach by Tenant of this Lease occurs, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed by law or in equity or by statute or otherwise in addition to rights set forth in this Lease. Tenant shall permit any re-entry as provided for in this Article XIII without hindrance to Landlord, and Landlord shall not be liable in damages or guilty of trespass because of such re-entry. The failure of Landlord to insist, in any one or more instances, upon a strict performance of any of the covenants of this Lease or to exer-cise any option contained herein, shall not be construed as a waiver or a relinquishment for the future of such covenant or option. A receipt by Landlord of rent with knowledge of breach of any covenant of this Lease shall not be deemed a waiver of such breach. No waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. If Tenant fails to make any payments when due and payable as provided in this Lease and Landlord sends notice to Tenant more than twice in any one calendar year, then Tenant shall be deemed in default, and Landlord shall have all rights and remedies provided in this Lease for default by Tenant.

       13.3 Cure by Landlord. If Tenant at any time defaults in making any
            -----------------
payment or in performing any other obligation under this Lease within the time required allowing notice, Landlord may cure such default by payment of the amount due or performance of such obligation and Landlord may collect from Tenant as additional rent the costs thereof, together with interest at the rate of ten per cent (10%) per annum from the date of payment until reimbursement by Tenant.

                                  ARTICLE XIV
                                  -----------

                                  Bankruptcy
                                  ----------

       14.1. Effect of Bankruptcy or Other Proceedings.
             ------------------------------------------
If at any time any bankruptcy or any reorganization proceeding is instituted by or against Tenant either in the State or Federal Courts, or if a receiver is appointed under Chapter X or XI of the Bankruptcy Act, for its business or property on or in the Leased Premises, or if any lien is assessed against Tenant or its property on or in the Leased Premises, or if Tenant shall make an assignment for the benefit of creditors or voluntarily or involuntarily take advantage of any debtor relief proceedings under present or future law, Landlord in addition to any other remedies provided Landlord in the event of Tenant's default as set forth in this Lease or under any applicable law, shall have the option, to be exercised by written notice given to Tenant, to declare this Lease terminated at any time after the expiration of twenty (20) days following the commencement of such proceeding or the assertion of such lien, unless the proceeding is dismissed or the lien discharged and unless all payments of rent and other payments required by this Lease to be made by Tenant to Landlord are paid promptly during such period of twenty (20) days. Landlord shall under no circumstances be required to permit a receiver or any person claiming through or under Tenant to retain possession of the Leased Premises. Landlord need not lease the Leased Premises to such receiver or person, and Landlord shall be entitled to immediate possession of the Leased Premises. Any repossession or termination hereunder shall not operate in any way to prejudice or affect the right of Landlord for recovery of rent or other charges theretofore accrued, thereafter accruing or to any other damages, nor shall any such termination or repossession ever be construed as a waiver of or an election not to claim future damages on account of such breach, but all such damages, including all future rentals, shall be fully recoverable by Landlord.


                                  ARTICLE XV

                                 Miscellaneous
                                 -------------

   15.1. RECORDING. Landlord reserves the right at any time to require this Lease, or a short form thereof, to be recorded at Landlord's expense among the Land Records of Alamance County, North Carolina.

   15.2. ESTOPPEL CERTIFICATES. Each party agrees at reasonable intervals and from time to time upon not less than five (5) days' prior written notice by the other to execute, acknowledge and deliver a statement in writing certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications), (ii) the dates to which the rent and other charges have been paid in advance, if any, and (iii) stating whether or not to the best knowledge of the signer of such certificate the signing party is in default in performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge. Each party acknowledges that any such statement delivered under this Lease may be relied upon by third parties not a party to this Lease.

   15.3. RIGHT TO ENTER. Landlord and its agents shall have the right to enter the Leased Premises at reasonable hours, and at any time if any emergency exists, to examine the Leased Premises, or to make such repairs and alterations as shall be reasonably necessary for the safety and preservation of the Leased Premises, or during the last twelve (12) months of the Term to show both the interior and exterior of the Leased Premises to prospective tenants or purchasers and to place "For Rent" or "For Sale" signs thereon.

   15.4. CONDITIONS AND TERMINATION. At Landlord's option this Lease shall become void and all parties shall be relieved of all obligations imposed hereunder (a) if, by December 31, 1978, Landlord has not yet obtained (i) water and sewer connection permits, (ii) building permits, and (iii) all other governmental approvals necessary to permit the construction of the Building on the Leased Premises or (b) if Landlord has not completed construction of the Building by December 31, 1979.

   If this Lease terminates pursuant to this Section

15.4, Landlord shall refund to Tenant the amount of all security deposits made by Tenant to Landlord under this Lease.

   15.5. LAWS OF NORTH CAROLINA. This Lease shall be construed and applied in accordance with the laws of the State of North Carolina.

   15.6. SEVERABILITY. Any provision or provisions of this Lease which shall prove to be invalid, void, or illegal shall in no way affect or impair or invalidate any other provision, and the remaining provision shall remain in full force and effect.

   15.7. HEADINGS. The headings of the various Articles and Sections of this Lease are inserted for reference only and shall not to any extent have the effect of modifying, amending or changing the express terms and provisions of this Lease.

   15.8. NOTICES. Any notice, request, demand, approval, or consent to be given under this Lease shall be in writing and shall be deemed to have been received when mailed by United States, registered or certified mail, postage prepaid, addressed to the other party at the addresses set forth in the first paragraph of this Lease.

   Either party may at any time change its address by mailing a notice, as specified in this Section 15.8, that such change is desired and setting forth the new address.

   15.9. FORCE MAJEURE. In no event shall Landlord be liable for, nor shall Tenant have the right to terminate this Lease for, delays in the prosecution of Landlord's share of construction beyond Landlord's control ("Force Majeure") , including (but not limited to) delays caused directly or indirectly by strikes, lockouts, the unavailability of labor or materials, Acts of God, acts of any Federal, State, or local governmental agency or authority, war, insurrection, rebellion, riot, civil disorder, fire, explosion, windstorm, hail, snow, extreme cold, rain, flood, damage from aircraft, vehicles, or smoke, or by any other casualty of a substantial enough nature to cause delay.

   15.10. SUCCESSORS. This Lease shall be binding upon and inure to the benefit, as the case may require, of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

   15.11. SUBORDINATION. This Lease shall be subject to and subordinate at all times to the Covenants (whether recorded before or after the date of this Lease) and to the lien of any mortgages or deeds of trust now or hereafter made by Landlord on the Leased Premises and to all advances made or hereafter to be made thereunder. Although this subordination provision shall be self-operative and no further instrument of subordination shall be required, Tenant will, nevertheless, execute and deliver such further instruments confirming such subordination or status of this Lease as may be required by the Landlord for financing or refinancing the Leased Premises.

   15.12. ASSIGNMENT OF LANDLORD'S INTEREST. If Landlord should ever assign this Lease or the rents hereunder to a creditor as security for a debt, Tenant shall, after notice of such assignment and upon demand by Landlord or the assignee, pay all suns thereafter becoming due Landlord hereunder to the assignee and give all notices required to be given Landlord hereunder both to Landlord and the assignee.

   15.13. TRANSFER BY LANDLORD. If Landlord sells, leases or in any manner transfers title to the Leased Premises, including foreclosure sale by judicial proceeding or otherwise the Landlord shall be relieved of all covenants and obligations arising hereunder, provided the Landlord is not then in default hereunder and that such transferee shall agree to assume all covenants and obligations of the Landlord hereunder. Tenant agrees that it will attorn to such transferee, provided such transferee has assumed Landlord's covenants and obligations hereunder, and Tenant shall continue to perform all of the terms, covenants, and conditions, and obligations of this Lease.

   If Tenant obtains a money judgment against Landlord, any of its partners or its successors or assigns under any provisions of, or with respect to this Lease or on account of any matter, condition or circumstance arising out of the relationship of the parties under this Lease, or of Tenant's occupancy of the Property, Tenant shall be entitled to have execution upon such judgment only upon Landlord's estate in the Leased Premises, and not out of any other assets of Landlord, any of its partners, or its successors or assigns; and Landlord shall be entitled to have any such judgment so qualified as to constitute a lien only on the fee simple estate subject to any liens antedating any such judgment except that this limitation shall not apply to the extent that any such judgment against Landlord is covered by insurance.

   15.14. TIME OF ESSENCE. Time is of the essence in this Lease.

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.


ATTEST:                                      LANDLORD
                                             INDUSTRIAL DEVELOPMENT ASSOCIATES
                                             MSC Corporation, General Partner
/s/ Mary L. Farrell
------------------------------               By /s/ Michael J. Batza
Mary L. Farrell                                --------------------------------
                                               Michael J. Batza, Jr.,
                                               Vice President


ATTEST:                                        TENANT

                                               ALPHABET, INC.
/s/ Charles L. Thompson
------------------------------               By /s/ David M. Draime
Charles L. Thompson                            --------------------------------
                                               David M. Draime

STATE OF MARYLAND, COUNTY OF BALTIMORE, to wit:

   I HEREBY CERTIFY that on this     day of 197   before me, the
subscriber, a notary public of the State of Maryland, personally appeared Michael J. Batza, Jr., Vice President of MSC Corporation, a Maryland corporation and general partner of Industrial Development Associates, a Maryland limited partnership, and on behalf of such limited partnership executed the foregoing instrument and acknowledged such execution of such instrument as the act and deed of such limited partnership.

      IN WITNESS WHEREOF, I have affixed my official seal.


                                      --------------------------------------
[Seal]                                Notary Public

                                      My Commission Expires:

STATE OF OHIO, COUNTY OF     , to wit:

   I HEREBY CERTIFY that on this 24th day of October, 1978 before me, the subscriber, a notary public of the State of Ohio, personally appeared David
M. Draime, President of Alphabet Inc., and on behalf of such corporation executed the foregoing instrument and acknowledged such execution of such instrument as the act and deed of such corporation.

   IN WITNESS WHEREOF, I have affixed my official seal.


                                      --------------------------------------
[Seal]                                Notary Public

                                      My Commission Expires: 11-14-82

                             SCHEDULE OF EXHIBITS



   1.       Exhibit A - Description of the Leased Premises

   2.       Exhibit B - Description of the Property

   3.       Exhibit C - Landlord's Plans

   4.       Exhibit D - Tenant's Plans

   5.       Exhibit E - Covenants

                                                     Exhibit A to Lease
                                                           between
                                                   Industrial Development
                                                         Associates
                                                             and
                                                       Alphabet, Inc.



                         Description of Leased Premises



     The description of Leased Premises shall consist of final plans and specifications known as the CMS, Inc. Manufacturing Plant, as prepared by Alley, Williams, Carmen & King, Inc., engineers ard architects, dated 19 May 1978.

Sheets 1-A, 1-B, 2, 3, 4, 5, 6, 7, 8, and 9 inclusive.

                                                     Exhibit B to Lease
                                                           between
                                                   Industrial Development
                                                         Associates
                                                             and
                                                       Alphabet, Inc.


                    Property On Which The Building Is Located



     Shall consist of site plan and survey as it appears on Sheet 2 of Final Plans and Specifications for the CMS, Inc. Manufacturing Plant, dated 19, May 1978, as prepared by Alley, Williams, Carmen & King.

                                                     Exhibit C to Lease
                                                           between
                                                   Industrial Development
                                                         Associates
                                                             and
                                                       Alphabet, Inc.



                                Landlord's Plans

                                                Exhibit E to
                                                Carolina Central
                                                Industrial Center
                                                Lease

                       CAROLINA CENTRAL INDUSTRIAL CENTER

                                 Declaration of

                           Covenants and Restrictions



   This Declaration is made this     day of         1978 by INDUSTRIAL
DEVELOPMENT ASSOCIATES, a Maryland limited partnership ("Developer").


                                    RECITALS
                                    --------


   A. Developer is the owner of a parcel of land located in Alamance County, North Carolina (the "Property") described in Exhibit A to this Declaration, as may be amended.

   B. Developer has caused the Property to be subdivided for use as an industrial center and desires to subject Property to certain covenants, agreements, and restrictions (the "Restrictions") as hereinafter set forth.


   THEREFORE, Developer hereby declares that the Property shall be subject to the Restrictions as set forth in this Declaration.



                                    ARTICLE I

                                  The Property
                                  ------------


   The Property subject hereto is situated in Alamance County, North
Carolina and is more particularly described in Exhibit A attached hereto and made part hereof. Additional lands may be annexed to the Property, and thereby subject to the Restrictions, as set forth herein.

                                   ARTICLE II

                               Definition of Terms
                               -------------------



   Wherever used in this Declaration, the following terms shall have the following meanings:


   "Occupant" shall mean and refer to persons or entities in actual possession of any parcel on the Property.

   "Owner" shall mean and refer to the owner of any parcel on the Property.

   "Restrictions" shall mean and refer to the covenants and restrictions contained herein or as the same may be modified in accordance with the provisions of Article III hereof.


   "Person" shall mean artificial persons as well as natural persons and includes the plural.

   "Property" shall mean and refer to that certain property described in Exhibit A attached hereto and made part hereof and, from and after any annexation, such additional property as may be annexed in the manner described herein.

   "Street" shall mean any street, highway or other thoroughfare within the Property and shown on any recorded subdivision plat, whether designated thereon as street, boulevard, place, drive, road, terrace, way, lane, circle or otherwise.

   "Structure" shall mean and refer to any thing or device the placement of which upon the Property might affect the physical appearance thereof, including, by way of illustration and not limitation, buildings, sheds, covered patios, fountains, swimming, wading or other pools, trees, shrubbery, paving, curbing, landscaping or fences or walls more than three (3) feet in height or any sign or signboard. "Structure" shall also mean any excavation or fill, the volume of which exceeds ten (10) cubic yards; or any excavation, fill, ditch, diversion dam or other thing or device which affects or alters the natural flow of surface waters upon or across the Property or which affects or alters the flow of any water in any natural or artificial stream, wash or drainage channel upon or across the Property.


                                   ARTICLE III

                    Duration and Modification of Restrictions
                    -----------------------------------------

   1. DURATION. These Restrictions shall continue from the date of this Declaration until January 1, 2010, subject to modification pursuant to Article III, Section 2, and thereafter shall be automatically extended for successive periods of ten years, unless and until terminated pursuant to Article III,
Section 2 below.

   2. MODIFICATION OR TERMINATION. These Restrictions may at any time after the date hereof be modified in any particular, or terminated in their entirety, by the recording among the Land Records of Alamance County, North Carolina, of an agreement of modification or termination executed jointly by the Developer (so long as the Developer or its successor pursuant to Article IX exists) and the Owners (excluding mortgagees, holders of security devices who are not in possession, lessees and tenants) of a majority of the acreage in the Property, provided that no such modification shall affect any plans, specifications, or use theretofore approved by the Developer pursuant to these Restrictions or any improvements theretofore or thereafter made pursuant to such approval.

   3. ANNEXATION. Developer may, from time to time, annex additional lands to the Property, and thereby subject the same to the Restrictions, by the execution and filing for recordation among the Land Records of Alamance County of an instrument expressly stating an intention so to annex and describing such additional lands (and the interests and estates therein) to be so annexed.


                                   ARTICLE IV

                          Use of Property; Restrictions
                          -----------------------------

   1. NO RESIDENCES. No building or other Structure on the Property shall be used, temporarily or permanently, as a residence .

   2. BUILDING HEIGHT LIMITATION. All buildings shall be limited to a height of fifty (50) feet above finished grade elevation; except that this height limitation may be exceeded, with written approval of the Developer.

   3. PARKING. All present and future vehicle parking, including trucks, trailers, employee and visitor parking, shall be provided on the Property and shall comply with all provisions of the applicable governmental requirements. All parking areas are to be paved to provide dustfree all-weather surfaces with macadam, concrete or any approved material other than gravel. No parking area will be permitted within building set back lines (fifty (50) feet on primary roads and thirty (30) feet on secondary roads) except that lots bounded by more than one road may have parking areas within the set-back lines along roads other than the one on which the building fronts if, in the judgment of the Developer, the parking area is set back a reasonable distance and is properly screened from both front and side roads. Off-street parking spaces will be provided in accordance with the following:

      a) one space - size 10' x 20' for automobiles per 1,000 sq. ft. of warehouse space

      b) one space - size 10' x 20' for automobiles per 600 sq. ft. of manufacturing space

      c) one space - size 10' x 20' for automobiles per 250 sq. ft. of office space

   4. LOADING. No loading docks shall be permitted on t f the front of any building, and, exceot where a lot is bounded by three or more roads, no loading docks shall be permitted on the side of any building facing a road.

   5. STORAGE. No material, supplies, or products shall be stored or permitted to remain on the Property outside a permanent structure without the prior written consent of Developer. Approval of outside storage will be granted only where storage is screened from view by a masonry wall, or other appropriate screen, six (6) feet in height or rising two (2) feet above the stored material, whichever is higher.

   6. MATERIALS. Without the Developer's prior written consent, the use of concrete block or cinder block for outside facing of exterior walls will not be permitted nor will any frame structures be permitted.

   7. SIGNS. A scale drawing in color of any sign, billboard, trademark or advertising device to be used on any lot or the exterior of any building or Structure will be submitted to Developer in triplicate for the written approval by Developer. Normally the Occupant's trade mark and/or trade name may be displayed on the building in the manner in which they are generally used by the Occupant.

   8. OPEN AREA. Not more than fifty per cent (50%) of any lot area shall be covered by Structures.

   9. COLOR. No building or Structure shall be painted, repainted, stuccoed or be surfaced with any material unless and until Developer approves the color and/or material in writing.

   10. GROUND COVER. All set-back areas facing roads between the front building line and the curb, with the exception of driveways, sidewalks, and other walk ways shall be used exclusively for the planting and growing of trees, shrubs, lawns and other ground covering or material as approved by Developer. If developed lots are not properly maintained, Developer may undertake such maintenance as may be necessary, at the expense of the Owner.

   11. NUISANCE. Owners shall not cause or make (or permit to be caused or made) any excessive noise, odors, harmful sewage or vibration that could be deemed objectionable to other occupants and that would conflict with the purposes or restrictions of the Property, and shall not create or maintain a nuisance. Each Owner must provide for trash disposal from his building.

   No use will be made of any lot or any portion thereof or any building or Structure thereon at any time, nor shall any materials or products be manufactured, processed or stored thereon or therein, which shall, cause an undue fire hazard to adjoining properties, or which shall constitute a nuisance or cause the emission of noxious odors or gases or smoke, or cause noises or other conditions which might injure the character of the lot in question or neighboring properties or which shall constitute a violation of any law of the United States, the State of North Carolina, or Alamance County, or any regulation or ordinance promulgated thereunder.

   12. UNUSED AREA. All unused land area that is planned for future building expansion or other purposes shall be maintained and kept free of unsightly plant growth, stored material, rubbish and debris.


                                    ARTICLE V

                                    Setbacks
                                    --------

   No Structure, or any part thereof or projection therefrom, shall be erected nearer than fifty (50) feet from any primary road on the Property (a primary road being a public right-of-way sixty (60) feet or more in width granted, or intended to be granted, such intention to be evidenced by prior written notice to each Owner, to Alamance County), nor nearer than thirty (30) feet from any secondary road on the Property (a secondary road being a public right-of-way less than sixty (60) feet in width granted, or intended to be granted, such intention to be evidenced by prior written notice to each Owner, to Alamance County), nor nearer than thirty (30) feet from any side or rear boundary line of the parcel on which the Structure is erected.


                                   ARTICLE VI

                            Plans and Specifications
                            ------------------------

   1. No Structure, building, fence, wall, sign, advertising device, roadway, loading facility, outside storage facility, parking area, site grading, planting, landscaping, facility for industrial waste or sewage disposal, nor any other improvement shall be commenced, erected or constructed, nor shall any addition thereto or change or alteration therein be made (except to the interior of a building), nor shall any change in the use of any premises be made, until the plans and specifications therefor, showing the nature, kind, shape, heights, materials, color scheme, lighting and location on the lot of the proposed improvements, grading, landscaping or alterations and the proposed use or change in the use of the premises, shall have been submitted to and approved in writing by the Developer and a copy of such plans and specifications as finally approved lodged permanently with the Developer. The Developer shall have the right to refuse to approve any plans or specifications or proposed use of the premises for any reason which the Developer, in its sole discretion, may deem in the best interests of the Property and the Owners, occupants or lessees or prospective owners or lessees of other properties therein.

   2. No parking will be permitted on the Streets on the Property and each Owner, unless otherwise agreed to by Developer, shall provide on his property necessary and adequate parking facilities and private driveways as approved by the Developer under paragraph 1 of this Article VI.

   3. Construction and alteration of all improvements on the Property shall be in accordance with the requirements of all applicable Building, Zoning, and other Codes and Regulations.


                                   ARTICLE VII

                                   Maintenance
                                   -----------

   1. Each Owner shall at all times keep his premises, buildings, improvements and appurtenances in a safe, clean, neat and sanitary condition and shall comply with all laws, ordinances and regulations pertaining to health and safety. Each Owner shall provide for the removal of trash and rubbish from his premises.

  2. During construction it shall be the responsibility of each Owner to insure that construction sites are kept free of unsightly accumulations of rubbish and scrap materials, and the construction materials, trailers, shacks and the like are kept in a neat and orderly manner.

  3. The Developer agrees to maintain all undeveloped land owned by it within the Property in a manner compatible with the provisions of this Article VII.

                                  ARTICLE VIII

                     Covenants Run with Land; Enforceability
                     ---------------------------------------

  1. The foregoing covenants and restrictions shall run with, burden, and bind the Property and shall bind and inure to the benefit of, and be enforceable by, Developer and Owner and the respective heirs, successors and assigns of each. The Developer reserves the right, however, from time to time hereafter to delineate, plat, grant or reserve within the Center such public streets, roads, sidewalks, ways and appurtenances thereto, and such easements for drainage and public utilities, as it may deem necessary or desirable for the development of the Property (and from time to time to change the location of the same) free and clear of these restrictions and covenants, and to dedicate the same to public use or to grant the same to Alamance County and/or to appropriate public utility corporations.

  2. Such covenants and restrictions shall be jointly and severally enforceable by the Developer and its succesors and assigns and by the Owner, and its successors and assigns, provided however that only the Developer or its assignees, under Article IX hereof, shall have the right to exercise the discretionary powers herein reserved to the Developer.

  3. If any violation or breach of any of these Restrictions shall exist on the Property, and the Owner shall not have taken reasonable steps toward the removal or termination of the same within fifteen (15) days after written notice thereof, the Developer shall have the right, through their agents and employees, to enter upon the Property, with respect to any operation being conducted thereon, and summarily abate, remove and extinguish any thing or condition that may be or exist thereon contrary to the provisions hereof. The Developer, or any such agent, shall not thereby be deemed to have trespassed upon the Property and shall be subject to no liability to the Owner or Occupant of the Property for such entry, abatement or removal.

   The cost of any abatement or removal of violations authorized under this Section shall be a binding, personal obligation of the Owner as well as a lien (enforceable in the same manner as a mortgage) upon the Property. The lien provided in this Section shall not be valid as against a bona fide purchaser
(or bona fide mortgagee) of the property in question unless a suit to enforce such lien shall have been filed in a court of record in Alamance County prior to the recordation among the Land Records of Alamance County of the deed (or mortgage) conveying the property in question to such purchaser (or subjecting the same to such mortgage).

   4. Violation of any of these Restrictions may be enjoined, abated, restrained or otherwise remedied by appropriate legal or equitable proceedings. Proceedings to restrain violation of these Restrictions may be brought at any time that such violation appears reasonably likely to occur in the future. In the event of proceedings brought by any party or parties to enforce or restrain violation of any of these Restrictions, or to determine the rights or duties of any person hereunder, the prevailing party in such proceedings may recover a reasonable attorneys' fee to be fixed by the court, in addition to court costs and any other relief awarded by the court in such proceedings.

   5. The failure of any person entitled to enforce any of these Restrictions, to enforce the same shall in no event be deemed a waiver of the right of any such person to enforce these Restrictions thereafter.

   6. Waiver or attempted waiver of any provision of these Restrictions shall not be deemed a waiver thereof with regard to any subsequent violation with respect to such provision or any other provision of these Restrictions.


                                   ARTICLE IX

                      Nominees and Successors of Developer
                      ------------------------------------

   The Developer may from time to time delegate any or all of its rights' powers, discretion and duties hereunder to such agent or agents as it may nominate. It may also permanently assign any or all of its powers and duties (including discretionary powers and duties), obligations, rights, title, easements and estates reserved to it by this Declaration to any one or more corporations, associations, or persons that will accept the same. Any such assignment shall be in writing recorded among the Land Records of Alamance County and the assignee shall join therein for the purpose of evidencing its acceptance of the same, and such assignee shall thereupon have the same rights, title, powers, obligations, discretion and duties as are herein reserved to the Developer, and the Developer shall thereupon be released therefrom.


                                    ARTICLE X

                            Good Faith Lenders Clause
                            -------------------------

   No violation of any of these Restrictions shall defeat or render invalid the lien of any mortgage or deed of trust made in good faith and for value upon the Property; provided, however, that any mortgagee or trustee or beneficiary under any deed of trust in actual possession, or any purchaser at any trustees', mortgagees' or foreclosure sale shall be bound by and subject to these Restrictions as fully as the Owner.


                                   ARTICLE XI

                                Owner's Covenant
                                ----------------

   The Owner covenants for himself, his heirs, successors and assigns to observe, perform and be bound by these Restrictions and to incorporate these Restrictions by reference in any deed or other conveyance of all or any portion of the Property.

   IN WITNESS WHEREOF, the Developer has caused this Declaration to be executed as of the day and year first above written.

ATTEST:                                      INDUSTRIAL DEVELOPMENT ASSOCIATES
                                              MSC Corporation, General Partner
/s/ Mary Farrell
--------------------------------------        /s/ Michael J. Batza, Jr.
Mary Farrell                                  ---------------------------------
                                                  Michael J. Batza, Jr.
                                                    (Vice President)

ATTEST:                                      Alphabet, Inc., General Partner

/s/ Arlene L. Burnett
--------------------------------------       By /s/ D.N. Draime
Arlene L. Burnett                              --------------------------------
                                               D.N. Draime         (President)

STATE OF

COUNTY OF

   I, a Notary Public of said County and State, do hereby certify that Michael J. Batza, Jr. the duly authorized Vice President of MSC Corporation, a Naryland corporation, such corporation being a duly authorized General Partner of INDUSTRIAL DEVELOPMENT ASSOCIATES, a Maryland limited partnership, personally appeared before me this day and acknowledged the due execution of the foregoing instrument. Witness my hand and official seal this day of______________, 1978.


                                                  ---------------------------
                                                         Notary Public
My commission expires:



STATE OF

COUNTY OF

   I, Arlene L. Burnett a Notary Public of said County and State, do hereby certify that the duly authorized President of Alphabet Inc., an Ohio corporation, such corporation being a duly authorized General Partner of INDUSTRIAL DEVELOPMENT ASSOCIATES, a Maryland limited partnership, personally appeared before me this day and acknowledged the due execution of the foregoing instrument. Witness my hand and offical seal this 24th day of October, 1978.

                                                 /s/ Arlene L. Burnett
                                                 ---------------------------
                                                         Notary Public
My commission expires: 11/14/82

                                    Exhibit A
                                    ---------

                                                     Exhibit E to Lease
                                                           between
                                                   Industrial Development
                                                         Associates
                                                             and
                                                       Alphabet, Inc.



                                    Covenants

                               MEMORANDUM 0F LEASE


   THIS MEMORANDUM OF LEASE is made this 24th day of October, 1976 by and between INDUSTRIAL DEVELOPMENT ASSOCIATES, a Maryland limited partnership having a place of business c/o MSC Corporation at 21 West Road, Towson, Maryland 21204 ("Landlord") as Landlord and ALPHABET, INC.



   , an Ohio corporation having a place of business at P.O. Box 308, Orwell, Ohio 44076 ("Tenant") as Tenant.

   A. By lease dated October 24, 1978, (the "Lease") Landlord has leased to Tenant the premises described in Exhibit A to this Memorandum of Lease and located in the Carolina Central Industrial Center, Mebane, Alamance County, North Carolina together with necessary access, parking and utility easements to serve the premises.

   B. Landlord and Tenant desire to enter into this Memorandum of Lease for the purpose of recordation and giving notice of the existence of the Lease.

   NOW THEREFORE, in consideration of the rents received and the covenants and conditions more particularly set forth in the Lease, Landlord and Tenant do hereby covenant, promise and agree as follows:

   1. Landlord, in consideration of the rent to be paid and the covenants to be performed by Tenant, does hereby demise and Lease unto Tenant and Tenant hereby rents from Landlord, a portion of the premises known as Carolina
Central Industrial Center, Mebane, Alamance County, North Carolina, which portion thereof leased to Tenant is shown and described on Exhibit "A", attached hereto and made a part hereof, being part of the

Carolina Central Industrial Center as shown on Exhibit "B", attached hereto and made part hereof.

   2. The original term of the lease shall commence on March 31, 1979, (or on such date that landlord gives tenant notice pursuant to Section 1.3 of said lease) and shall terminate on the last day of the month in which the 25th annual anniversary of the "commencement" date shall occur.

   3. Tenant has three (3) consecutive five (5) year renewal options to renew such Lease.

   4. This instrument is executed for the purpose of giving public notice of the fact of execution of the above described Lease and all of the terms and conditions of such Lease and Exhibits and Attachments thereto are incorporated herein by reference.


   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written. '

ATTEST:                                 LANDLORD :

                                        INDUSTRIAL DEVELOPMENT ASSOCIATES
                                        MSC Corporation, General Partner

-----------------------------------     By /s/ Michael J. Batza, Jr. (Seal)
                                           ---------------------------
                                           Michael J. Batza, Jr.,
                                                  Vice President

ATTEST:                                 TENANT:

                                        ALPHABET, INC.

-----------------------------------     By /s/ Richard A. Bechtold    (Seal)
                                           -----------------------------
                                           Richard A. Bechtold
                                             Vice President

STATE OF MARYLAND

COUNTY OF HARFORD


   This 24th day of October, 1978, personally came before me, E. Rebecca Kincaid a notary public of said county and state, Michael J. Batza, Jr. who, being by me duly sworn, says that he is Vice President of MSC Corporation, a corporation, and general partner of Industrial Development Associates, a Maryland limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him in behalf of said corporation acting as a general partner of said partnership by its authority duly given. And the said Michael J. Batza, Jr. acknowledged the said writing to be the act and deed of said corporation acting as general partner of said partnership.

                                                    /s/ E. Rebecca Kincaid
                                                    ---------------------------
                                                           Notary Public

My Commission Expires: 7/1/82


STATE OF NORTH CAROLINA

COUNTY OF ALAMANCE

   This 15th day of December, 1978, personally came before me, Janet F.
Minnis, a notary public of said county and state, Richard A. Bechtold, who being by me duly sworn, says that he is Vice President of Alphabet, Inc., an Ohio corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him in behalf of said corporation by its authority duly given. And the said Richard A. Bechtold acknowledged the said writing to be the act and deed of said corporation.

                                                    /s/ Janet F. Minnis
                                                    ---------------------------
                                                            Notary Public


My Commission expires: 8-9-83

                              SCHEDULE OF EXHIBITS



   1.       Exhibit A - Description of the Leased Premises


   2.       Exhibit B - Description of the Carolina Central Industrial
            Center

                                                   Exhibit A to Memorandum
                                                      of Lease between
                                                   Industrial Development
                                                         Associates
                                                             and
                                                       Alphabet, Inc.



                         Description of Leased Premises



   Tenant has leased from Landlord 50,256 square feet of light manufacturing space, consisting of the entire single tenant building located on
4.278 acres of land owned by Industrial Development Associates known as Building #1 in the Carolina Central Industrial Center.

                                                     Exhibit B to Lease
                                                           between
                                                   Industrial Development
                                                         Associates
                                                             and
                                                       Alphabet, Inc.


                       Carolina Central Industrial Center



       [Street map showing location of Building Number 1 and plot lines.]

                            FIRST AMENDMENT TO LEASE
                                     BETWEEN
                        INDUSTRIAL DEVELOPMENT ASSOCIATES
                                       AND
                                 ALPHABET, INC.



   This First Amendment to Lease is made this 23 day of December, 1978 by and between INDUSTRIAL DEVELOPMENT ASSOCIATES, a Maryland limited partnership ("Landlord") and ALPHABET) INC. ("Tenant") .

                              PRELIMINARY STATEMENT
                              ---------------------


   A. By lease dated October 24 , 1978 (the "Lease") Landlord leased to
Tenant certain property (the "Leased Premises") located at the Carolina Central Industrial Center, Alamance County, North Carolina, as more particularly des-cribed in Exhibit A to the Lease.


   B. New York Life Insurance Company ("New York Life"), in connection with its agreement to provide financing to the Landlord with respect to the Carolina Central Industrial Center, has requested that Landlord and Tenant amend the Lease.


   NOW, THEREFORE, in consideration of the covenants herein contained and other good and valuable consideration, Landlord and Tenant agree as follows:

   1. If New York Life, its successors or assign, whether by foreclosure or otherwise, shall succeed to the interest of the landlord under the Lease, Tenant shall not seek to hold New York Life responsible for the return to Tenant of any security deposit paid by Tenant to Landlord pursuant to Section 3.5 of the Lease unless New York Life has received such security deposit from the prior landlord or otherwise.

   2. Section 4.2 of the Lease is amended as follows:

   "4.2.  Use of Premises. Tenant may use the

   Leased Premises only for the purpose of light manufacturing of wiring harness for automotive and related industries.

   3. Section 7.2 of the Lease is hereby amended by inserting in the fifteenth line of such section the number "50,998 which represents the number of square feet of the Leased Premises.

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ATTEST:                                 LANDLORD:

                                        INDUSTRIAL DEVELOPMENT ASSOCIATES
                                        MSC Corporation, General Partner
/s/ E. Rebecca Kincaid
-----------------------------------     By  /s/ Michael J. Batza, Jr. (Seal)
                                            ------------------------
                                            Michael J. Batza, Jr.
                                            Vice President

ATTEST:                                 TENANT :

                                        ALPHABET, INC
/s/ Janet F. Minnis
-----------------------------------     By  /s/ Richard A. Bechtold (Seal)
                                            ------------------------
                                            ALPHABET, INC.

STATE OF MARYLAND

COUNTY OF HARFORD

   This 23rd day of December 1978, personally came before me E. Rebecca Kincaid, a notary public of said county and state, Michael J. Batza, Jr., who, being by me duly sworn, says that he is Vice President of MSC Corporation, a corporation, and general partner of Industrial Development Associates, a Maryland limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him in behalf of said corporation acting as a general partner of said partnership by its authority duly given. And the said Michael J. Batza, Jr., acknowledged the said writing to be the act and deed of said corporation acting as general partner of said partnership.

NOTARY PUBLIC
                                                   E. Rebecca Kincaid
                                                   ----------------------------
                                                       Notary Public
My Commission Expires  7/1/82



STATE OF NORTH CAROLINA
COUNTY OF ALAMANCE

    This 2 day of January, 1979, personally came before me, Janet T.
Minnis, a notary public of said county and state, Richard A. Bechtold, who, being by me duly sworn, says that he is Vice President of Alphabet, Inc., an Ohio corporation, and that the seal affixed to the foregoing instrument in writing was signed and sealed by him in behalf of said corporation by its authority duly given. And the said Richard A. Bechtold, acknowledged the said writing to be the act and deed of said corporation.

                                                       Janet F. Minnis
-----------------------------------                ----------------------------
                                                            Notary Public
My Commission Expires 8-9-83

                            SECOND AMENDMENT TO LEASE
                                     BETWEEN
                        INDUSTRIAL DEVELOPMENT ASSOCIATES
                                       AND
                          ALPHABET INC. (t/a MCR, INC.)



   This Second Amendment to Lease is made this 15th day of December, 1981 by and between INDUSTRIAL DEVELOPMENT ASSOCIATES, a Maryland limited partnership ("Landlord") and ALPHABET INC. ("Tenant").

   By Lease dated October 24, 1978 (the "Lease"), and First Amendment dated December 23, 1978 (the "First Amendment") ' Landlord leased to Tenant certain property (the "Leased Premises") located at the Carolina Central Industrial Center, Alamance County, North Carolina, as more particularly described in Exhibit A to the Lease.

   Tenant and Landlord are desirous of amending the Lease and First
Amendment.

   NOW, THEREFORE, in consideration of the covenants herein contained and other good and valuable consideration, Landlord and Tenant hereby agree as follows:

   1. Section 3.1, ANNUAL RENT, of the Lease, is hereby amended so as to provide as of January 1, 1982 an annual rent increase from $94,346.00 to $132,356.00. Said rent to be paid in equal monthly installments of $11,029.67.

   2. Section 3.3, UTILITIES, of the Lease, is hereby amended so as to provide beginning January 1, 1982, that Landlord shall be responsible for and pay all charges for gas, electricity, water, and sewer expenses. Tenant shall maintain the services in its name and control. Monthly, upon receipt of bills for the abovementioned services, Tenant shall forward same to Landlord. Landlord shall pay all utility bills in a prompt manner.

   Tenant shall retain the right, in the event of Landlord's failure to pay the utility charges, to cure the default. Tenant reserves all legal rights to pursue, in the event of said default, whatever action it may have under appropriate North Carolina law to recoup its out-of-pocket expenses and legal fees for same.

   Tenant will continue to pay all charges and expenses related to use of telephone services.

   3. Add Section 3.6, ANNUAL ADJUSTMENT. Tenant's basic annual rent as amended ($132,356.00) shall be adjusted annually by an amount equal to 3% of the previous year's rent. This adjustment is intended to compound on an annual basis. Landlord shall advise Tenant of his new monthly rent prior to year end and bill the gross adjusted amount beginning January l of each calendar year.

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.


ATTEST:                         LANDLORD:
                                INDUSTRIAL DEVELOPMENT ASSOCIATES


______________________________  By _________________________________(SEAL)
                                   Michael J. Batza, Jr.
                                   Meridian Inc., General Partner

ATTEST :                        TENANT:
                                ALPHABET INC.



_______________________________ By ___________________________________(SEAL)
                                   Richard A. Bechtold



STATE OF ___________, COUNTY OF __________, to wit:

   I HEREBY CERTIFY that on this ____ day of _____________, 198__ before me, the subscriber, a notary public of the State of ________________, personally appeared MICHAEL J. BATZA, JR., Assistant Secretary of Meridian Inc., a Maryland corporation and general partner of Industrial Development Associates, a Maryland limited partnership, and on behalf of such limited partnership executed the foregoing instrument and acknowledged such execution of such instrument as the act and deed of such limited partnership.

   IN WITNESS WHEREOF, l have affixed my officiaL seal.


(SEAL)                                          -----------------------------
                                                       Notary Public
                                                   My Commission expires:


STATE OF ____________, COUNTY OF ___________, to wit:


   l HEREBY CERTIFY that on this ____ day of _______________, 198__ before me, the subscriber, a notary public of the State of __________________, personally appeared RICHARD A. BECHTOLD, Vice President of Alphabet Inc., and on behalf of such corporation executed the foregoing instrument and acknowledged such execution of such instrument as the act and deed of such corporation.

   IN WITNESS WHEREOF, l have affixed my official seal.

(SEAL)                                          -----------------------------
                                                       Notary Public
                                                    My Commission expires:

                                                                         Page 2